UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2010
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MIDDLEBURG FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24159 (Commission File Number)	54-1696103 (I.R.S. Employer Identification No.)

111 West Washington Street Middleburg, Virginia (Address of principal executive offices)	20117 (Zip Code)

Registrant’s telephone number, including area code: (703) 777-6327

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment No. 1 to the Current Report on Form 8-K by Middleburg Financial Corporation (the “Company”) that was originally filed with the Securities and Exchange Commission (“SEC”) on April 28, 2010 (the “Original 8-K”) is being filed solely to include the correct version of the Company’s Executive Retirement Plan, as amended and restated through April 28, 2010 (the “Plan”).  Prior to adopting the amended and restated Plan on April 28, 2010, the Company revised the Plan to provide that the definition of “Final Pay” in Section 1.08 of the Plan should be determined based on the three years prior to December 31, 2009, instead of the three years prior to Mr. Boling’s retirement.  This one revision was inadvertently omitted from the version of the Plan filed as Exhibit 10.3 to the Original 8-K.  The correct version of the Plan is included as Exhibit 10.1 to this Current Report on Form 8-K/A.  In all other respects, the Original 8-K remains the same.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	Executive Retirement Plan, as amended and restated through
April 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBURG FINANCIAL CORPORATION
(Registrant)

Date: October 13, 2010	By:	/s/ Gary R. Shook
Gary R. Shook
President
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Executive Retirement Plan, as amended and restated through
April 28, 2010.